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                                                                    EXHIBIT 10.2

                              WEBTRENDS CORPORATION

                        1999 EMPLOYEE STOCK PURCHASE PLAN


                               SECTION 1. PURPOSE

        The purposes of the WebTrends Corporation 1999 Employee Stock Purchase Plan (the "Plan") are (a) to assist employees of WebTrends Corporation, an Oregon corporation (the "Company"), and its designated subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended and (b) to encourage employees to remain in the employ of the Company and its subsidiaries.


                             SECTION 2. DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below.

        "BOARD" means the Board of Directors of the Company.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "COMMITTEE" means the Company's Compensation Committee.

        "COMPANY" means WebTrends Corporation, an Oregon corporation.

        "DESIGNATED SUBSIDIARY" has the meaning set forth under the definition of "Eligible Employee" in this Section 2.

        "ELIGIBLE COMPENSATION" means all regular cash compensation including overtime, cash bonuses and commissions. Regular cash compensation does not include severance pay, hiring and relocation bonuses, pay in lieu of vacations, sick leave or any other special payments.

        "ELIGIBLE EMPLOYEE" means any employee of the Company or any domestic Subsidiary Corporation or any other Subsidiary Corporation designated by the Board or the Committee (each a "Designated Subsidiary"), who is in the employ of the Company (or any Designated Subsidiary) on one or more Offering Dates and who meets the following criteria:





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               (a)    the employee does not, immediately after the option is
                      granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent Corporation or Subsidiary Corporation of the Company;

               (b) the employee's customary employment is for more than 20 hours per week; provided, however, that the Plan Administrator may decrease this minimum requirement for future Offering Periods; and

               (c) the employee has been employed for at least three (3) months as of the Offering Date.

If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.

        "ENROLLMENT PERIOD" has the meaning set forth in Section 7.1.

        "ESPP BROKER" has the meaning set forth in Section 10.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "NEW PURCHASE DATE" has the meaning set forth in Sections 10.2 and 10.3.

        "OFFERING" has the meaning set forth in Section 5.1.

        "OFFERING DATE" means the first day of an Offering.

        "OFFERING PERIOD" has the meaning set forth in Section 5.1.

        "OPTION" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

        "PARENT CORPORATION" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.





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        "PARTICIPANT" means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 7.1 and who has not withdrawn from the Plan or whose participation in the Plan is not terminated.

        "PLAN" means the WebTrends Corporation 1999 Employee Stock Purchase
Plan.

        "PURCHASE DATE" means the last day of each Purchase Period.

        "PURCHASE PERIOD" has the meaning set forth in Section 5.2.

        "PURCHASE PRICE" has the meaning set forth in Section 6.

        "STOCK" means the common stock of the Company.

        "SUBSCRIPTION" has the meaning set forth in Section 7.1.

        "SUBSIDIARY CORPORATION" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                            SECTION 3. ADMINISTRATION

3.1     PLAN ADMINISTRATOR

        The Plan shall be administered by the Board or the Committee or, if and to the extent the Board or the Committee designates an executive officer of the Company to administer the Plan, by such executive officer (each, the "Plan Administrator"). Any decisions made by the Plan Administrator shall be applicable equally to all Eligible Employees.

3.2     ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

        Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Code Section 423. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its





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rules and regulations, and all actions taken and determinations made by the Plan
Administrator pursuant to the Plan, unless reserved to the Board or the Committee, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's other officers or employees as the Plan Administrator so determines.


                        SECTION 4. STOCK SUBJECT TO PLAN

        Subject to adjustment from time to time as provided in Section 10, the maximum number of shares of Stock which shall be available for issuance under the Plan shall be 350,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2000 equal to the lesser of
(a) 16,250 shares, (b) 0.125% of the adjusted average common shares outstanding of the Company used to calculate fully diluted earnings per share as reported in the Annual Report to shareholders for the preceding year, or (c) a lesser amount determined by the Board; provided, however, that any shares from any increases in previous years that are not actually issued shall be added to the aggregate number of shares available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.


                            SECTION 5. OFFERING DATES

5.1     OFFERING PERIODS

        (a) Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings (each, an "Offering"). Offerings shall commence on January 1 and July 1 of each year and end on the next June 30 and December 31, respectively, occurring thereafter (each, an "Offering Period"); provided, however, that the first Offering Period shall begin on the day (the "IPO Date") on which shares of the Company's Stock are first offered to the public in an underwritten initial public offering of such Stock pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (such day being the first trading day for the Stock on the Nasdaq National Market, the New York Stock Exchange or other applicable trading market), and shall end on June 30, 1999.

        (b) Notwithstanding the foregoing, the Plan Administrator may establish
(i) a different term for one or more Offerings and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering Period may not exceed five years; and provided, further, that if the Purchase Price may be less than





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85% of the fair market value of the Stock on the Purchase Date, the Offering
Period may not exceed 27 months.

        (c) In the event the first or the last day of an Offering Period is not a regular business day, then the first day of the Offering Period shall be deemed to be the next regular business day and the last day of the Offering Period shall be deemed to be the last preceding regular business day. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

5.2     PURCHASE PERIODS

        Each Offering Period shall consist of one or more consecutive purchase periods (each, a "Purchase Period"). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. Except as otherwise set forth below, each Purchase Period shall commence on January 1 and July 1 of each year and end on the next June 30 and December 31, respectively, occurring thereafter; provided, however, that the Purchase Period for the first Offering shall commence on the IPO Date and end on June 30, 1999. Notwithstanding the foregoing, the Board may establish (a) a different term for one or more Purchase Periods and (b) different commencing and ending dates for any such Purchase Period. In the event the first or last day of a Purchase Period is not a regular business day, then the first day of the Purchase Period shall be deemed to be the next regular business day and the last day of the Purchase Period shall be deemed to be the last preceding regular business day.

5.3     GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL

        Notwithstanding any other provision of the Plan to the contrary, an Option granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals and qualifications of the Plan and the issuance of Options and sale of Stock pursuant to the Plan and (b) obtaining stockholder approval of the Plan.


                            SECTION 6. PURCHASE PRICE

        The purchase price (the "Purchase Price") at which Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan (the "Offering Exercise Price") shall be 85% of the lesser of (a) the fair market value of the Stock on the Offering Date of such Offering and (b) the fair





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market value of the Stock on the Purchase Date; provided, however, that the
Purchase Price for the first Offering Period shall be the lesser of (a) 100% of the initial public offering price per share of Stock, before underwriters' discounts or concessions, set forth in that certain Underwriting Agreement between the Company and the representatives of the underwriters when executed in connection with the Company's initial public offering of the Stock and (b) 85% of the fair market value of the Stock on the Purchase Date. The fair market value of the Stock on the Offering Date or on the Purchase Date shall be the closing price for the Stock as reported for such day by the Nasdaq National Market, the New York Stock Exchange or other trading market on which the Company's Stock may then be traded (the "Exchange"). If no sales of the Stock were made on the Exchange on such day, fair market value shall mean the closing price for the Stock as reported for the next preceding day on which sales of the Stock were made on the Exchange. If the Stock is not listed on an Exchange, the Board shall designate an alternative method of determining the fair market value of the Stock.


                      SECTION 7. PARTICIPATION IN THE PLAN

7.1     INITIAL PARTICIPATION

        An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Plan Administrator during the enrollment period established by the Plan Administrator (the "Enrollment Period") a subscription (the "Subscription"):

        (a) indicating the Eligible Employee's election to participate in the Plan;

        (b) authorizing payroll deductions and stating the amount to be deducted regularly from the Participant's pay; and

        (c) authorizing the purchase of Stock for the Participant in each Purchase Period.

        An Eligible Employee who does not deliver a Subscription as provided above during the Enrollment Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently enrolls in the Plan by filing a Subscription with the Company during the Enrollment Period for such subsequent Offering Period. The Company may, from time to time, change the Enrollment Period for any future Offering as deemed advisable by the Plan Administrator, in its sole discretion, for the proper administration of the Plan.





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7.2     CONTINUED PARTICIPATION

        A Participant shall automatically participate in the next Offering Period until such time as such Participant withdraws from the Plan pursuant to
Section 12.1 or 12.2 or terminates employment as provided in Section 13.


               SECTION 8. LIMITATIONS ON RIGHT TO PURCHASE SHARES

8.1     NUMBER OF SHARES PURCHASED

        The maximum number of shares of stock that may be offered to a Participant on any Offering Date shall be equal to $25,000 divided by the fair market value of one share of Stock of the Company on the applicable Offering Date. Further, no Participant shall be entitled to purchase Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, a Parent Corporation or a Subsidiary Corporation) with a fair market value exceeding $25,000, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), in any calendar year in which a Participant participates in the Plan (or other employee stock purchase plan described in this Section 8.1).

8.2     PRO RATA ALLOCATION

        In the event the number of shares of Stock that might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable. Fractional shares may not be issued under the Plan unless the Plan Administrator determines otherwise for future Offering Periods.


                      SECTION 9. PAYMENT OF PURCHASE PRICE

9.1     GENERAL RULES

        Subject to Section 9.12, Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant's Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant's Eligible Compensation during each pay period shall be determined by the Participant's Subscription.





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9.2     CHANGE NOTICES

        During an Offering Period, a Participant may elect to decrease, but not increase, the amount withheld from his or her compensation by filing an amended Subscription with the Company on or before the change notice date. The change notice date shall initially be the seventh day prior to the end of the first pay period for which such election is to be effective; provided, however, that the Plan Administrator may change such change notice date from time to time. Unless otherwise determined by the Plan Administrator for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Offerings; provided, however, that notice of such election must be delivered to the Plan Administrator in such form and in accordance with such terms as the Plan Administrator may establish for an Offering.

9.3     PERCENT WITHHELD

        The amount of payroll withholding for each Participant for purchases pursuant to the Plan during any pay period shall be at least 1% but shall not exceed 15% of the Participant's Eligible Compensation for such pay period. Amounts shall be withheld in whole percentages only.

9.4     PAYROLL DEDUCTIONS

        Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering Period unless sooner altered or terminated as provided in the Plan.

9.5     MEMORANDUM ACCOUNTS

        Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant's compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

9.6     NO INTEREST

        No interest shall be paid on payroll deductions received or held by the Company.





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9.7     ACQUISITION OF STOCK

        On each Purchase Date of an Offering Period, each Participant shall automatically acquire, pursuant to the exercise of the Participant's Option, the number of shares of Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, that the number of shares of Stock purchased by the Participant shall not exceed the number of whole shares of Stock so determined, unless the Plan Administrator has determined for any future Offering that fractional shares may be issued under the Plan; and provided, further, that the number of shares of Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 8.1.

9.8     REFUND OF EXCESS AMOUNTS

        Any cash balance remaining in the Participant's account at the termination of each Purchase Period shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest; provided, however, that if the Participant participates in the next Purchase Period, any cash balance remaining in the Participant's account shall be applied to the purchase of Stock in the new Purchase Period, provided such purchase complies with Section 8.1.

9.9     WITHHOLDING OBLIGATIONS

        At the time the Option is exercised, in whole or in part, or at the time some or all of the Stock is disposed of, the Participant shall make adequate provision for federal and state withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Stock. The Company may withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

9.10    TERMINATION OF PARTICIPATION

        No Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in the Offering or the Plan has terminated on or before such Purchase Date.

9.11    PROCEDURAL MATTERS

        The Company may, from time to time, establish (a) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, as set forth in Section 9.2, (b) an exchange ratio applicable to amounts





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withheld in a currency other than U.S. dollars, (c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections and (d) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

9.12    LEAVES OF ABSENCE

        During leaves of absence approved by the Company and meeting the requirements of the applicable Treasury Regulations promulgated under the Code, a Participant may elect to continue participation in the Plan by delivering cash payments to the Plan Administrator on the Participant's normal paydays equal to the amount of his or her payroll deduction under the Plan had the Participant not taken a leave of absence. Currently, the Treasury Regulations provide that a Participant may continue participation in the Plan only during the first 90 days of a leave of absence unless the Participant's reemployment rights are guaranteed by statute or contract.


                   SECTION 10. STOCK PURCHASED UNDER THE PLAN

10.1    ESPP BROKER

        If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the "ESPP Broker") to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Stock purchased by each Participant shall be deposited into an account established in the Participant's name with the ESPP Broker. Each Participant will be the beneficial owner of the Stock purchased under the Plan and will have all rights of beneficial ownership in such Stock. A Participant shall be free to undertake a disposition of the shares of Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Stock must remain in the Participant's account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Stock for which the holding period set forth above has been satisfied, the Participant may move those shares of Stock to another brokerage account of the Participant's choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Stock with respect to Stock in a Participant's account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code
Section 423 holding period.





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10.2    NOTICE OF DISPOSITION

        By entering the Plan, each Participant agrees to promptly give the Company notice of any Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.


                           SECTION 11. MARKET STANDOFF

        In connection with the underwritten initial public offering by the Company of its Stock, neither the Participant nor any beneficiary receiving shares of Stock pursuant to Section 14.2 hereof shall sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock issued under the Plan for a period of 180 days after the IPO Date.

        In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's Stock effected as a class without the Company's receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased Stock shall be immediately subject to the provisions of this Section 11.

        In order to enforce the limitations of this Section 11, the Company may issue stop-transfer instructions to the ESPP Broker and/or the Company's transfer agent until the end of the period ending 180 days after the IPO Date.


                        SECTION 12. VOLUNTARY WITHDRAWAL

12.1    WITHDRAWAL FROM AN OFFERING

        A Participant may withdraw from an Offering by signing and delivering to the Company's Plan Administrator a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal must be elected at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. If a Participant withdraws after the Purchase Date for a Purchase Period of an Offering, the withdrawal shall not affect Stock acquired by the Participant in any earlier Purchase Periods. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. A Participant is prohibited from again participating in the same Offering at any time upon





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withdrawal from such Offering. The Company may, from time to time, impose a requirement that the notice of withdrawal be on file with the Plan Administrator for a reasonable period prior to the effectiveness of the Participant's withdrawal.

12.2    WITHDRAWAL FROM THE PLAN

        A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Plan Administrator. Such notice must be delivered at least ten days prior to the end of the Purchase Period for which such withdrawal is to be effective or by any other date specified by the Plan Administrator for any future Offering. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Plan Administrator for a reasonable period prior to the effectiveness of the Participant's withdrawal.

12.3    RETURN OF PAYROLL DEDUCTIONS

        Upon withdrawal from an Offering pursuant to Section 12.1 or from the Plan pursuant to Section 12.2, the withdrawing Participant's accumulated payroll deductions that have not been applied to the purchase of Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest, to the Participant and the Participant's interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.


                      SECTION 13. TERMINATION OF EMPLOYMENT

        Termination of a Participant's employment with the Company for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant's participation in the Plan. The payroll deductions credited to the Participant's account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant's death, to the Participant's legal representative or designated beneficiary as provided in Section 14.2, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 13.





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                     SECTION 14. RESTRICTIONS ON ASSIGNMENT

14.1    TRANSFERABILITY

        An Option granted under the Plan shall not be transferable and such Option shall be exercisable during the Participant's lifetime only by the Participant. The Company will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of the Participant's interest in the Plan, of his or her Option or of any rights under his or her Option.

14.2    BENEFICIARY DESIGNATION

        The Plan Administrator may permit a Participant to designate a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event the Participant dies after the Purchase Date for an Offering but prior to delivery to such Participant of such shares and cash. In addition, the Plan Administrator may permit a Participant to designate a beneficiary who is to receive any cash from the Participant's account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant at any time by written notice to the Plan Administrator.


                   SECTION 15. NO RIGHTS AS STOCKHOLDER UNTIL
                                 SHARES ISSUED

        With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and he or she shall not have any of the rights or privileges of a stockholder. Subject to the three-month holding period requirement set forth in Section 10.1, a Participant shall have the rights and privileges of a stockholder of the Company when, but not until, a certificate or its equivalent has been issued to the Participant for the shares following exercise of the Participant's Option.


                    SECTION 16. LIMITATIONS ON SALE OF STOCK
                            PURCHASED UNDER THE PLAN

        The Plan is intended to provide Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. Subject to the three-month holding period requirement set forth in of Section 10.1, a Participant, therefore, may sell Stock purchased under the Plan at any time he or she chooses, subject to compliance with





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any applicable federal and state securities laws. A Participant assumes the risk of any market fluctuations in the price of the Stock.


                        SECTION 17. AMENDMENT OF THE PLAN

        The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.


                       SECTION 18. TERMINATION OF THE PLAN

        The Plan shall continue in effect for 10 years after the date of its adoption by the Board. Notwithstanding the foregoing, the Board may suspend or terminate the Plan at any time. During any period of suspension or upon termination of the Plan, no Options shall be granted; provided, however, that suspension or termination of the Plan shall have no effect on Options granted prior thereto.


                      SECTION 19. NO RIGHTS AS AN EMPLOYEE

        Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent or Subsidiary Corporation or to affect the right of the Company or a Parent or Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.


                       SECTION 20. EFFECT UPON OTHER PLANS

        The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent or Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or Subsidiary Corporation to (a) establish any other forms of incentives or compensation for employees of the Company, a Parent Corporation or Subsidiary Corporation or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.





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                             SECTION 21. ADJUSTMENTS

21.1    ADJUSTMENT OF SHARES

        In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Stock, then (subject to any required action by the Company's stockholders), the Board or the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Stock subject to the Plan as set forth in Section 4 and (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution, liquidation, merger or asset sale of the Company shall not be governed by this Section 21.1 but shall be governed by Sections 21.2 and 21.3, respectively.

21.2    DISSOLUTION OR LIQUIDATION OF THE COMPANY

        In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Purchase Date shall be a specified date before the date of the Company's proposed dissolution or liquidation. The Board shall notify each Participant in writing, at least 10 business days prior to the New Purchase Date, that the Purchase Date for the Participant's Option has been changed to the New Purchase Date and that the Participant's Option shall be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period or the Plan as provided in
Section 12 hereof.

21.3    MERGER OR ASSET SALE OF THE COMPANY

        In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option substituted by the





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

successor corporation or a parent or subsidiary corporation of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date"). The New Purchase Date shall be a specified date before the date of the Company's proposed sale or merger. The Board shall notify each Participant in writing, at least 10 business days prior to the New Purchase Date, that the Purchase Date for the Participant's Option has been changed to the New Purchase Date and that the Participant's Option shall be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period or the Plan as provided in Section 12 hereof.

21.4    LIMITATIONS

        The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                SECTION 22. REGISTRATION; CERTIFICATES FOR SHARES

        The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Stock. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.


                           SECTION 23. EFFECTIVE DATE

        The Plan's effective date is the date on which it is approved by the Company's stockholders.


















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